                                  (Exhibit 23)


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-26093) of Concorde Career Colleges, Inc. of our report dated March 1, 2002 relating to the 2001 consolidated financial statements, which appears in this Form 10-K.



BKD, LLP

Kansas City, Missouri
March 26, 2002


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